Exhibit 10.01

NEXTFIT, INC.

INDEMNIFICATION AGREEMENT

THIS INDEMNIFICATION AGREEMENT (the “Agreement”) is effective as of ____________ 2010, between NextFit, Inc., a Nevada corporation (the “Company”), and _________________ (the “Indemnitee”).

R E C I T A L S

WHEREAS, the Company desires to attract and retain the services of highly qualified individuals, such as the Indemnitee, to serve the Company and its related entities;

WHEREAS, the Company’s Articles of Incorporation (the “Articles”) and Bylaws (the “Bylaws”) provide for the indemnification to the maximum extent authorized by Chapter 78 of the Nevada Revised Statutes (the “Statute”);

WHEREAS, the Company and the Indemnitee recognize the continued difficulty in obtaining liability insurance for the Company’s directors, officers, employees, agents, and other fiduciaries, the significant increases in the cost of such insurance, and the general reductions in the coverage of such insurance;

WHEREAS, the Company and the Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting directors, officers, employees, agents, and other fiduciaries to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited;

WHEREAS, in accordance with the authorization as provided by the Statute, the Company may purchase and maintain a policy or policies of directors’ and officers’ liability insurance (“D&O Insurance”), covering certain liabilities which may be incurred by its officers or directors in the performance of their obligations to the Company; and

WHEREAS, in recognition of past services and in order to induce the Indemnitee to continue to serve as an officer or director of the Company, the Company has determined and agreed to enter into this agreement with the Indemnitee with respect to the indemnification of, and the advancement of expenses to, the Indemnitee to the maximum extent permitted by law.

NOW, THEREFORE, in consideration of the Indemnitee’s service as an officer or director after the date hereof, the parties hereto agree as follows:

1.

CERTAIN DEFINITIONS.

(a)

“Change in Control” shall mean, and shall be deemed to have occurred if, on or after the date of this Agreement, (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or group acting in concert, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company acting in such capacity or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the total voting power represented by the Company’s then outstanding Voting Securities, (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company’s stockholders was approved by a vote of at least two thirds (2/3rds) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of related transactions) all or substantially all of the Company’s assets.

(b)

“Claim” shall mean with respect to a Covered Event: any threatened, pending or completed action, suit, proceeding or alternative dispute resolution mechanism, or any hearing, inquiry or investigation that the Indemnitee in good faith believes might lead to the institution of any such action, suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal, administrative, investigative or other.

(c)

References to the “Company” shall include, in addition to NextFit, Inc., any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger to which NextFit, Inc. (or any of its wholly owned subsidiaries) is a party which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, agents, or fiduciaries, so that if the Indemnitee is or was a director, officer, employee. agent or fiduciary of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer. employee, agent or fiduciary of another corporation, partnership, joint venture. employee benefit plan, trust or other enterprise, the Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as an Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

(d)

“Covered Event” shall mean any event or occurrence related to the fact that the Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company, or any subsidiary of the Company, or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action or inaction on the part of the Indemnitee while serving in such capacity.

(e)

“Expenses” shall mean any and all expenses (including attorneys’ fees and all other costs, expenses and obligations incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, to be a witness in or to participate in, any action, suit, proceeding, alternative dispute resolution mechanism, hearing, inquiry or investigation), judgments, fines, penalties, damages and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) of any Claim and any federal, state, local, or foreign taxes imposed on the Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement.

(f)

“Expense Advance” shall mean a payment to the Indemnitee pursuant to Section 3 below of Expenses in advance of the settlement of or final judgement in any action, suit, proceeding or alternative dispute resolution mechanism, hearing, inquiry, or investigation, which constitutes a Claim.

(g)

“Independent Legal Counsel” shall mean an attorney or firm of attorneys, selected in accordance with the provisions of Section 2(d) below, who shall not have otherwise performed services for the Company or the Indemnitee within the last three (3) years (other than with respect to matters concerning the rights of the Indemnitee under this Agreement, or of other Indemnitees under similar indemnity agreements).

(h)

References to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on the Indemnitee with respect to an employee benefit plan; and references to “serving at the request of the Company” shall include any service as a director, officer, employee, agent, or fiduciary of the Company which imposes duties on, or involves services by, such director, officer, employee, agent, or fiduciary with respect to an employee benefit plan, its participants, or its beneficiaries; and if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, the Indemnitee shall be deemed to have acted in a manner “not opposed to the best interests of the Company” as referred to in this Agreement.

(i)

“Reviewing Party” shall mean, subject to the provisions of Section 2(d) below, any person or body appointed by the Board of Directors in accordance with applicable law to review the Company’s obligations hereunder and under applicable law, which may include a member or members of the Company’s Board of Directors, Independent Legal Counsel any other person or body not a party to the particular Claim for which the Indemnitee is seeking indemnification.

(j)

“Section” refers to a section of this Agreement unless otherwise indicated.

(k)

“Voting Securities” shall mean any securities of the Company that vote generally in the election of directors.

2.

INDEMNIFICATION.

(a)

Indemnification of Expenses. Subject to the provisions of Section 2(b) below, the Company shall indemnify the Indemnitee for Expenses to the fullest extent permitted by law if the Indemnitee was or is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any Claim (whether by reason of or arising in part out of a Covered Event), including all interest, assessments, and other charges paid or payable in connection with or in respect of such Expenses.

(b)

Review of Indemnification Obligations. Notwithstanding the foregoing, in the event any Reviewing Party shall have determined (in a written opinion, in any case in which Independent Legal Counsel is the Reviewing Party) that the Indemnitee is not entitled to be indemnified hereunder under applicable law, (i) the Company shall have no further obligation under Section 2(a) above to make any payments to the Indemnitee not made prior to such determination by such Reviewing Party, and (ii) the Company shall be entitled to be reimbursed by the Indemnitee (who hereby agrees to reimburse the Company) for all Expenses theretofore paid to the Indemnitee to which the Indemnitee is not entitled hereunder under applicable law; provided, however, that if the Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that the Indemnitee is entitled to be indemnified hereunder under applicable law, any determination made by any Reviewing Party that the Indemnitee is not entitled to be indemnified hereunder under applicable law shall not be binding and the Indemnitee shall not be required to reimburse the Company for any Expenses theretofore paid in indemnifying the Indemnitee until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). The Indemnitee’s obligation to reimburse the Company for any Expenses shall be unsecured and no interest shall be charged thereon.

(c)

Indemnitee Rights on Unfavorable Determination; Binding Effect. If any Reviewing Party determines that the Indemnitee substantively is not entitled to be indemnified hereunder in whole or in part under applicable law, the Indemnitee shall have the right to commence litigation seeking an initial determination by the court or challenging any such determination by such Reviewing Party or any aspect thereof, including the legal or factual bases therefor, and, subject to the provisions of Section 15 below, the Company hereby consents to service of process and to appear in any such proceeding. Absent such litigation, any determination by any Reviewing Party shall be conclusive and binding on the Company and the Indemnitee.

(d)

Selection of Reviewing Party; Change in Control. If there has not been a Change in Control any Reviewing Party shall be selected by the Board of Directors, and if there has been such a Change in Control (other than a Change in Control which has been approved by a majority of the Company’s Board of Directors who were directors immediately prior to such Change in Control), any Reviewing Party with respect to all matters thereafter arising concerning the rights of the Indemnitee to indemnification of Expenses under this Agreement or any other agreement or under the Articles or the Bylaws as now or hereafter in effect, or under any other applicable law, if desired by the Indemnitee, shall be Independent Legal Counsel selected by the Indemnitee and approved by the Company (which approval shall not be unreasonably withheld). Such counsel, among other things, shall render its written opinion to the Company and the Indemnitee as to whether and to what extent the Indemnitee would be entitled to be indemnified hereunder under applicable law and the Company agrees to abide by such opinion. The Company agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to indemnify fully such counsel against any and all expenses (including attorneys’ fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto. Notwithstanding any other provision of this Agreement, the Company shall not be required to pay Expenses of more than one Independent Legal Counsel in connection with all matters concerning a single Indemnitee, and such Independent Legal Counsel shall be the Independent Legal Counsel for any or all other Indemnitees unless (i) the employment of separate counsel by one or more Indemnitees has been previously authorized by the Company in writing, or (ii) an Indemnitee shall have provided to the Company a written statement that such Indemnitee has reasonably concluded that there may be a conflict of interest between such Indemnitee and the other Indemnitees with respect to the matters arising under this Agreement.

(e)

Mandatory Payment of Expenses. Notwithstanding any other provision of this Agreement other than Section 10 below, to the extent that the Indemnitee has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any Claim, the Indemnitee shall be indemnified against all Expenses incurred by the Indemnitee in connection therewith.

3.

EXPENSE ADVANCES.

(a)

Obligation to Make Expense Advances. Upon receipt of a written undertaking by or on behalf of the Indemnitee to repay such amounts if it shall ultimately be determined that the Indemnitee is not entitled to be indemnified therefore by the Company hereunder under applicable law, the Company shall make Expense Advances to the Indemnitee.

(b)

Form of Undertaking. Any obligation to repay any Expense Advances hereunder pursuant to a written undertaking by the Indemnitee shall be unsecured and no interest shall be charged thereon.

(c)

Determination of Reasonable Expense Advances. The parties agree that for the purposes of any Expense Advance for which the Indemnitee has made written demand to the Company in accordance with this Agreement, all Expenses included in such Expense Advance that are certified by affidavit of the Indemnitee’s counsel as being reasonable shall be presumed conclusively to be reasonable.

4.

PROCEDURES FOR INDEMNIFICATION AND EXPENSE ADVANCES.

(a)

Timing of Payments. All payments of Expenses (including without limitation Expense Advances) by the Company to the Indemnitee pursuant to this Agreement shall be made to the fullest extent permitted by law as soon as practicable after written demand by the Indemnitee therefor is presented to the Company, but in no event later than 30 business days after such written demand by the Indemnitee is presented to the Company, except in the case of Expense Advances, which shall be made no later than 10 business days after such written demand by the Indemnitee is presented to the Company.

(b)

Notice / Cooperation by Indemnitee. The Indemnitee shall, as a condition precedent to the Indemnitee’s right to be indemnified or the Indemnitee’s right to receive Expense Advances under this Agreement, give the Company notice in writing as soon as practicable of any Claim made against the Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Chief Executive Officer of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to the Indemnitee). In addition, the Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within the Indemnitee’s power.

(c)

No Presumptions; Burden of Proof. For purposes of this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that the Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by this Agreement or applicable law. In addition, neither the failure of any Reviewing Party to have made a determination as to whether the Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by any Reviewing Party that the Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by the Indemnitee to secure a judicial determination that the Indemnitee should be indemnified under this Agreement under applicable law, shall be a defense to the Indemnitee’s claim or create a presumption that the Indemnitee has not met any particular standard of conduct or did not have any particular belief. In connection with any determination by any Reviewing Party or otherwise as to whether the Indemnitee is entitled to be indemnified hereunder under applicable law, the burden of proof shall be on the Company to establish that the Indemnitee is not so entitled.

(d)

Notice to Insurers. If, at the time of the receipt by the Company of a notice of a Claim pursuant to Section 4(b) above, the Company has liability insurance in effect which may cover such Claim, the Company shall give prompt notice of the commencement of such Claim to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all reasonably necessary action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Claim in accordance with the terms of such policies.

(e)

Selection of Counsel. In the event the Company shall be obligated hereunder to provide indemnification for or make any Expense Advances with respect to the Expenses of any Claim, the Company, if appropriate, shall be entitled to assume the defense of such Claim with counsel approved by the Indemnitee (which approval shall not be unreasonably withheld) upon the delivery to the Indemnitee of written notice of the Company’s election to do so. After delivery of such notice, approval of such counsel by the Indemnitee and the retention of such counsel by the Company, the Company will not be liable to the Indemnitee under this Agreement for any fees or expenses of separate counsel subsequently retained by or on behalf of the Indemnitee with respect to the same Claim; provided that, (i) the Indemnitee shall have the right to employ the Indemnitee’s separate counsel in any such Claim at the Indemnitee’s expense and (ii) if (A) the employment of separate counsel by the Indemnitee has been previously authorized by the Company, (B) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of any such defense, or (C) the Company shall not continue to retain such counsel to defend such Claim, then the fees and expenses of the Indemnitee’s separate counsel shall be Expenses for which the Indemnitee may receive indemnification or Expense Advances hereunder.

5.

ADDITIONAL INDEMNIFICATION RIGHTS; NONEXCLUSIVITY.

(a)

Scope. The Company hereby agrees to indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Articles, the Bylaws, or by statute. In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of a Nevada corporation to indemnify a member of its board of directors or all officer, employee, agent or fiduciary, it is the intent of the parties hereto that the Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any change in any applicable law, statute or rule which narrows the right of a Nevada corporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties’ rights and obligations hereunder except as set forth in Section 10(a) below.

(b)

Nonexclusivity. The indemnification and the payment of Expense Advances provided by this Agreement shall be in addition to any rights to which the Indemnitee may be entitled under the Company’s Articles, Bylaws, any other agreement, any vote of stockholders or disinterested directors, the Statute, or otherwise. The indemnification and the payment of Expense Advances provided under this Agreement shall continue as to the Indemnitee for any action taken or not taken while serving in an indemnified capacity even though subsequent thereto the Indemnitee may have ceased to serve in such capacity.

6.

NO DUPLICATION OF PAYMENTS. The Company shall not be liable under this Agreement to make any payment in connection with any Claim made against the Indemnitee to the extent the Indemnitee has otherwise actually received payment (under any insurance policy, provision of the Company’s Articles, Bylaws or otherwise) of the amounts otherwise payable hereunder.

7.

PARTIAL INDEMNIFICATION. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of Expenses incurred in connection with any Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion of such Expenses to which the Indemnitee is entitled.

8.

MUTUAL ACKNOWLEDGMENT. Both the Company and the Indemnitee acknowledge that in certain instances, federal law or applicable public policy may prohibit the Company from indemnifying its directors, officers, employees, agents or fiduciaries under this Agreement or otherwise. The Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company’s right under public policy to indemnify the Indemnitee.

9.

LIABILITY INSURANCE. To the extent the Company maintains liability insurance applicable to directors, officers, employees, agents or fiduciaries (which the Company is not obligated to obtain), the Indemnitee shall be covered by such policies in such a manner as to provide the Indemnitee the same rights and benefits as are provided to the most favorably insured of the Company’s directors, if the Indemnitee is a director; or of the Company’s officers, if the Indemnitee is not a director of the Company but is an officer; or of the Company’s key employees, agents or fiduciaries, if the Indemnitee is not an officer or director but is a key employee, agent or fiduciary.

10.

EXCEPTIONS. Notwithstanding any other provision of this Agreement, the Company shall not be obligated pursuant to the terms of this Agreement:

(a)

Excluded Action or Omissions. To indemnify or make Expense Advances to the Indemnitee with respect to Claims arising out of acts, omissions, or transactions for which the Indemnitee is prohibited from receiving indemnification under applicable law.

(b)

Claims Initiated by Indemnitee. To indemnify or make Expense Advances to the Indemnitee with respect to Claims initiated or brought voluntarily by the Indemnitee and not by way of defense, counterclaim or cross-claim except (i) with respect to actions or proceedings brought to establish or enforce a right to indemnification under this Agreement or any other agreement or insurance policy or under the Company’s Articles or Bylaws now or hereafter in effect relating to Claims for Covered Events, (ii) in specific cases if the Board of Directors has approved the initiation or bringing of such Claim, or (iii) as otherwise required under the Statute, regardless of whether the Indemnitee ultimately is determined to be entitled to such indemnification, Expense Advances, or insurance recovery, as the case may be.

(c)

Lack of Good Faith. To indemnify the Indemnitee for any Expenses incurred by the Indemnitee with respect to any action instituted (i) by the Indemnitee to enforce or interpret this Agreement, if a court having jurisdiction over such action determines as provided in Section 13 below that each of the material assertions made by the Indemnitee as a basis for such action was not made in good faith or was frivolous, or (ii) by or in the name of the Company to enforce or interpret this Agreement, if a court having jurisdiction over such action determines as provided in Section 13 below that each of the material defenses asserted by the Indemnitee in such action was made in bad faith or was frivolous.

(d)

Claims Under Section 16(b). To indemnify the Indemnitee for Expenses and the payment of profits arising from the purchase and sale by the Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

11.

COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

12.

BINDING EFFECT; SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company), spouses, heirs and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect, and whether by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business or assets of the Company, by written agreement in form and substance satisfactory to the Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect regardless of whether the Indemnitee continues to serve as a director, officer, employee, agent or fiduciary (as applicable) of the Company or of any other enterprise at the Company’s request. Notwithstanding anything herein to the contrary, the Company may assign this Agreement without the consent of the Indemnitee; however, the Indemnitee may not assign this Agreement without the express written consent of the Company.

13.

EXPENSES INCURRED IN ACTION RELATING TO ENFORCEMENT OR INTERPRETATION. In the event that any action is instituted by the Indemnitee pursuant to this Agreement or under any liability insurance policies maintained by the Company to enforce or interpret any of the terms hereof or thereof, the Indemnitee shall be entitled to be indemnified for all Expenses incurred by the Indemnitee with respect to such action (including, without limitation, attorneys’ fees), regardless of whether the Indemnitee is ultimately successful in such action, unless as a part of such action a court having jurisdiction over such action makes a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that each of the material assertions made by the Indemnitee as a basis for such action was not made in good faith or was frivolous; provided, however, that until such final judicial determination is made, the Indemnitee shall be entitled under Section 3 above to receive payment of Expense Advances hereunder with respect to such action. In the event of an action instituted by or in the name of the Company under this Agreement to enforce or interpret any of the terms of this Agreement, the Indemnitee shall be entitled to be indemnified for all Expenses incurred by the Indemnitee in defense of such action (including without limitation costs and expenses incurred with respect to the Indemnitee’s counterclaims and cross-claims made in such action), unless as a part of such action a court having jurisdiction over such action makes a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that each of the material defenses asserted by the Indemnitee in such action was made in bad faith or was frivolous; provided, however, that until such final judicial determination is made, the Indemnitee shall be entitled under Section 3 above to receive payment of Expense Advances hereunder with respect to such action.

14.

PERIOD OF LIMITATIONS. No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company against the Indemnitee, the Indemnitee’s estate, spouse, heirs, executors or personal or legal representatives after the expiration of two (2) years from the date of accrual of such cause of action and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

15.

NOTICES. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand or overnight delivery service and signed for by the Company addressed, on the date of such delivery, or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either Company are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

16.

CONSENT TO JURISDICTION. The Company and the Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Utah for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement.

17.

SEVERABILITY. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including without limitation each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

18.

CHOICE OF LAW. This Agreement, and all rights, remedies, liabilities, powers and duties of the parties to this Agreement, shall be governed by and construed in accordance with the laws of the State of Nevada as applied to contracts between Nevada residents entered into and to be performed entirely in the State of Nevada without regard to principles of conflicts of laws.

19.

SUBROGATION. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

20.

AMENDMENT; TERMINATION. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by both the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed to be or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.

21.

ENTIRE AGREEMENT. This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations. Commitments, understandings and agreements relating to the subject matter hereof between the parties hereto.

22.

NO CONSTRUCTION AS EMPLOYMENT AGREEMENT. Nothing contained in this Agreement shall be construed as giving the Indemnitee any right to be retained in the employ of the Company or any of its subsidiaries or affiliated entities.

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IN WITNESS WHEREOF, the parties hereto have executed this Indemnification Agreement as of the date first above written.

NEXTFIT, INC.

By:

________________________

Teri Sundh

CEO

235 W. Sego Lily Dr., 2nd Floor

Sandy UT 84070

T: 801-990-1992

AGREED TO AND ACCEPTED:

INDEMNITEE

___________________________________

(Signature of Indemnitee)

Name: _______________________________

Address:

____________________________

____________________________

____________________________

[SIGNATURE PAGE TO NEXTFIT, INC. INDEMNIFICATION AGREEMENT]